                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 1997



                              IMCO RECYCLING INC.
             (Exact name of registrant as specified in its charter)




                  DELAWARE                          1-7170                           75-2008280
        (State or other jurisdiction              (Commission                      (IRS Employer
             of incorporation)                    File Number)                   Identification No.)


                      5215 NORTH O'CONNOR BLVD., SUITE 940
                        CENTRAL TOWER AT WILLIAMS SQUARE
                              IRVING, TEXAS 75039
                             (Address of principal
                               executive offices)

                                 (972) 869-6575
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         On November 6, 1997, IMCO Recycling Inc. (the "Company") issued a press release (the "Press Release") regarding the amendment and restatement of its credit agreement with its senior lenders. The Press Release is included as an exhibit to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 The following exhibit is filed herewith:

99.1             Press Release dated November 6, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMCO RECYCLING INC.
                                        ("Registrant")



Date: November 6, 1997                  /s/ ROBERT R. HOLIAN
                                        _______________________________________
                                        Robert R. Holian
                                        Vice President and
                                        Controller





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER


99.1             Press Release dated November 6, 1997.